Evergreen

SECTOR FUNDS

Semiannual Report
as of April 30, 2002

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Sector Funds: Semiannual Report as of April 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
June 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Sector Funds, which covers the six-month period ended April 30, 2002.

The equity markets remain caught in a balancing act between the economy, corporate-profits growth and above average valuations. The prospects for economic growth and renewed profitability come into question daily on Wall Street, leaving a trail of volatility and concern for investors. Optimism born of improved manufacturing productivity soon turns to pessimism brought by excess capacity. Higher retail sales are offset by concerns over the credit used to obtain them. In addition to these types of swings in economic data, investors have had the added challenge of corporate credibility in 2002. The Enron and other reported accounting irregularities resulted in a high degree of mistrust by investors, where even good news has been received with a larger than usual dose of skepticism. The cleansing of these problems from our economic system will encourage investor confidence as the quality of corporate profit reporting returns to appropriate levels of clarity.

At the outset of 2002, we believed that given the unusual causes of the recession, the recovery would be similarly unusual. The strength in demand last year confirmed the supply-driven roots of the weakness in the economy. Given the lack of pent-up demand, it is our position that the recovery will not see consumers bidding up demand that would spur high levels of renewed growth. Instead, moderate spending by a satisfied consumer and slower-than-typical growth at this early stage of the recovery should result in good, yet not great, corporate earnings gains. Oftentimes, an economy in the early stages of recovery has generated GDP growth in excess of 6% and profit growth in the range of 20%. Given our moderate expectations for economic growth, we expect this recovery to be characterized by earnings gains of approximately 8% to 10% in 2002. In this environment, we remain optimistic about the outlook for inflation, which may keep interest rates in check while helping support equity valuation levels.

Diversification remains important

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President & CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Health Care Fund
Fund at a Glance as of April 30, 2002

“We believe the long-term outlook for the industry continues to be strong, driven by favorable demographics as well as continuing medical scientific research that develops new and more effective medicines and procedures.”

PORTFOLIO MANAGEMENT TEAM

International Team

Lead Manager: Liu-Er Chen, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

6-month return with sales charge	-9.97%	-9.53%	-6.67%	N/A

6-month return w/o sales charge	-4.48%	-4.77%	-4.77%	-4.33%

Average Annual Returns*

1 year with sales charge	-1.11%	-0.75%	2.25%	N/A

1 year w/o sales charge	4.93%	4.25%	4.25%	5.21%

Since Portfolio Inception	32.64%	34.16%	34.97%	36.31%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Health Care Fund Class A shares,2 versus a similar investment in the Standard and Poor’s 1500 Supercomposite Healthcare Sector Index (S&P 1500-Healthcare), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 1500-Healthcare and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. The fund incurs a 12b-1 fee of 0.25% for Class A shares and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Health Care Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -4.48% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same six-month period, the S&P 1500 Healthcare Index returned -4.52%, while the median return of health and biotechnology mutual funds was -8.94%, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$135,153,799

Number of Holdings	133

P/E Ratio	23.9x

What factors influenced fund performance during the six months?

The period presented a challenging environment for investing in healthcare stocks. In particular, pharmaceutical and biotechnology companies fell into investor disfavor, despite strong long-term fundamentals and attractive stock prices within both industries. Conversely, stocks of healthcare services companies, including HMOs and other medical service suppliers, were popular among investors. These companies benefited from three consecutive years of improving revenues. This improving trend created momentum and drove healthcare services company stocks higher, while reverse momentum pulled many pharmaceuticals and biotechnology stocks lower.

What were your principal strategies?

We maintained our long-term strategy, which emphasizes stock selection based on fundamental research into companies and their stocks. In evaluating the fundamental characteristics of each stock, we use both qualitative judgments and quantitative tools. The quantitative tools are used to screen stocks, based on their earnings, prices and other measures. We then take the quantitative information and apply fundamental analysis on companies to evaluate their business models, products and services, and competitive advantages and disadvantages. Our goal is to have a diversified portfolio of healthcare companies that possess strong fundamentals.

TOP 5 INDUSTRIES
(as a percentage of 4/30/2002 net assets)

Pharmaceuticals	49.3%

Biotechnology	23.7%

Healthcare Equipment & Supplies	12.7%

Healthcare Providers & Services	10.3%

Chemicals	3.3%

What types of investments had the greatest impact on performance?

While our focus on biotechnology companies did not help the fund’s performance over the full six months, these investments were a positive influence during the first two months of the period. Investments that positively contributed to performance included Biosite, a manufacturer of protein-based diagnostic tests, and CVS Corp., the pharmacy chain. Our underweighting of healthcare services providers did not work well, despite our belief that their stock prices were driven more by momentum than by the true value of the companies. Two major detractors were Bristol-Myers Squibb and Schering Plough, two major pharmaceutical companies.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

Schering-Plough Corp.	6.1%

Bristol-Myers Squibb Co.	3.7%

Invitrogen Corp.	3.6%

C.R. Bard, Inc.	3.0%

GlaxoSmithKline Plc, ADR	2.8%

Pfizer, Inc.	2.7%

Genentech, Inc.	2.6%

CVS Corp.	2.5%

Cima Labs, Inc.	2.3%

Pharmacia Corp.	2.1%

What is your outlook for healthcare industry investments?

The long-term outlook for the industry continues to be strong, driven by favorable demographics as well as continuing medical scientific research that develops new and more effective medicines and procedures. In the United States and other developed nations, the large postwar “baby boomer” generation is getting older, creating growing demand

EVERGREEN
Health Care Fund
Portfolio Manager Interview

for healthcare products and services. At the same time, advances in scientific research have led to the development of new drugs and devices to meet this growing demand. Spending on healthcare should continue to grow for the foreseeable future.

In the near term, we believe biotechnology, pharmaceutical and healthcare equipment stocks are selling at very inexpensive prices and may be increasingly attractive. In the face of growing demand, we think these companies may be poised to do well. We are also optimistic about healthcare services stocks in the medium to long term because of their persistent earnings momentum. Overall, we believe there may be favorable opportunities within the healthcare industry.

EVERGREEN
Technology Fund
Fund at a Glance as of April 30, 2002

“Our relative performance, or performance versus the fund’s benchmarks and competitors, has been consistently good. We will strive to maintain this record and will continue to seek opportunities for long-term capital growth by investing in companies with reasonable valuations and a history of earnings.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team

Lead Manager: John L. Rutledge

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/22/1999	Class A	Class B	Class C	Class I
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999

6-month return with sales charge	-8.08%	-7.90%	-5.15%	N/A

6-month return w/o sales charge	-2.54%	-3.05%	-3.22%	-2.52%

Average Annual Returns*

1 year with sales charge	-26.29%	-26.27%	-24.07%	N/A

1 year w/o sales charge	-21.78%	-22.39%	-22.52%	-21.67%

Since Portfolio Inception	-20.72%	-20.36%	-19.38%	-18.47%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Technology Fund Class A shares,2 versus a similar investment in the Merrill Lynch 100 Technology Index (ML 100 Technology), the Standard and Poor’s 1500 Supercomposite Technology Sector Index (S&P 1500-Technology), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The ML 100 Technology, S&P 1500-Technology and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Technology Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -2.54% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Merrill Lynch 100 Technology Index (ML 100 Technology) returned 1.21% and the Standard & Poor’s 500 Index (S&P 500) returned 2.29%. The median return of science and technology funds was -5.92% according to Lipper Inc., an independent monitor of mutual fund performance. As of the last reporting period, the report cited the Standard & Poor’s 1500 Supercomposite Technology Sector Index, which is no longer tracked.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$14,187,961

Number of Holdings	49

P/E Ratio	32.1x

What was the investment environment like during the period?

As we began the six-month period, the stock market was in a strong recovery mode, which began after the large declines of late September. During the fourth quarter of 2001, and particularly in the month of November, technology stocks staged a strong rally. Sustained performance has been more difficult in 2002, however, and we believe it will be difficult for technology stocks to match the performance of the late 1990s.

As we moved into 2002, technology stocks entered a downdraft and erased the gains that had accumulated at the end of 2001. Historically, technology has been the most volatile industry sector and that was certainly exemplified by the sector’s performance during this six-month period. We saw a sharp run-up in November, a brief period of digestion in December, and then a steady downward trend from January through April of 2002.

What factors had an impact on the fund’s performance?

During the period, the fund outperformed its Lipper peer group of science and technology funds. The period’s volatility was evident as the fund underperformed its indexes during the November rally, and then outperformed during the first four months of 2002 when the market began to trend downward. This was primarily due to our conservative investing approach, which dictates only owning companies that have actual current earnings. An underweighting in the semiconductor capital equipment sector hurt performance when that sector rallied late in 2001, but an overweighting in computer services helped performance this year during the decline because stocks of these companies tend to be more recession-proof.

TOP 5 INDUSTRIES
(as a percentage of 4/30/2002 net assets)

Commercial Services & Supplies	21.0%

Semiconductor Equipment & Products	14.8%

IT Consulting & Services	14.6%

Computers & Peripherals	13.3%

Communications Equipment	10.3%

What types of investments contributed positively to the fund’s performance?

As mentioned earlier, our overweighted position in computer services contributed to performance. Companies in this sector benefit from strong recurring earnings, which are not necessarily affected during a recession. In particular, a large position in Affiliated Computer Services, a young, fast-growing company that delivers comprehensive business process outsourcing and information technology outsourcing solutions to corporations and governments, was up 21% for the period. Another company in the same sector, First Data, also receives predictable recurring revenues from large volume credit card transaction processing and added to the fund’s performance with a gain of 15%. ChoicePoint Inc. is in the same sector, but is involved in a slightly different business that has seen direct benefits in the aftermath of September 11. The company provides identification and credential verification services used by corporations that outsource screening of potential new employees; their stock increased 28% in the six-month period.

We were significantly underweighted in the telecommunications sector, which was positive for the fund when the sector was pummeled early this year. In the

EVERGREEN
Technology Fund
Portfolio Manager Interview

defense sector, L-3 Communications Holdings, a merchant supplier of sophisticated secure communication systems and specialized products, was a beneficiary of the increased spending in defense stocks after the events of September 11. The stock appreciated 46% during the period.

What types of investments had a negative impact on the fund’s performance?

The most significant reason for the fund’s underperformance during the November rally was an underweighting in one sector -- semiconductor capital equipment. We believed the stock prices were higher than the fundamentals justified and we were underweighted relative to the benchmark. Although we were fully weighted relative to the index in the largest company, Applied Materials, we did not own enough of the other companies in the sector to benefit from their performance. An overweighting in IBM, which was down 23% for the period, also detracted from performance.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

L-3 Communications Holdings, Inc.	7.2%

Affiliated Computer Services, Inc.	6.9%

First Data Corp.	6.2%

Northrop Grumman Corp.	5.1%

ChoicePoint, Inc.	4.3%

Lexmark International Group, Inc.	4.2%

International Business Machines Corp.	3.5%

SunGard Data Systems, Inc.	3.4%

Equifax, Inc.	3.1%

Certegy, Inc.	2.5%

What strategies did you pursue during the period and do you anticipate any changes?

We came into the period with a defensive strategy, which initially detracted from the fund’s performance. At the beginning of 2002, however, we became slightly less defensive in anticipation of a continued rally, but that did not take place; rather, the markets began a long slide back. We expect to continue focusing the portfolio only on companies that have earnings now, avoiding those that appear to be ahead of their earnings. This is a cautious stance that has served the portfolio well over the last two years, and we believe that it is the right position in the current environment.

What is your outlook?

Although there are indications that the economy has begun a moderate recovery, we anticipate a continued challenging environment for technology companies and, thus, continued volatility in the markets. In keeping with that expectation, we will position the portfolio fairly defensively and maintain large positions in the companies that have worked well for us to date. Relative performance is the most important measurement of the fund. Our relative performance, or performance versus the fund’s benchmarks and competitors, has been consistently good. We will strive to maintain this record and will continue to seek opportunities for long-term capital growth by investing in companies with reasonable valuations and a history of earnings.

EVERGREEN
Utility and Telecommunications Fund
Fund at a Glance as of April 30, 2002

“The expected return for utilities compares favorably with the overall expected returns for the entire equity market; and on a risk-adjusted basis, those returns may be even more compelling since utilities typically carry less than half the volatility of the typical equity.”

PORTFOLIO MANAGEMENT TEAM

Large Cap Core Growth Team

Lead Manager: Timothy P. O’Brien, CFA

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 1/4/1994	Class A	Class B	Class C	Class I
Class Inception Date	1/4/1994	1/4/1994	9/2/1994	2/28/1994

6-month return with sales charge	-11.99%	-11.64%	-8.77%	N/A

6-month return w/o sales charge	-6.60%	-7.05%	-6.94%	-6.48%

Average Annual Returns*

1 year with sales charge	-40.26%	-40.21%	-38.35%	N/A

1 year w/o sales charge	-36.63%	-37.16%	-37.13%	-36.52%

5 year	3.95%	4.11%	4.39%	5.42%

Since Portfolio Inception	5.64%	5.60%	5.66%	6.64%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

30-day SEC Yield	2.74%	2.15%	2.14%	3.17%

6-month income dividends per share	$0.13	$0.10	$0.10	$0.14

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of change in value of a $10,000 investment in Evergreen Utility and Telecommunications Fund Class A shares,2 the Standard and Poor’s Utility Index (S&P Utilities), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P Utilities and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 4/30/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would be lower, while returns for Class I would be higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

All data is as of April 30, 2002, and subject to change.

EVERGREEN
Utility and Telecommunications Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of -6.60% for the six-month period ended April 30, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index returned 2.29%, and the Standard & Poor’s Utility Index had a total return of -1.48%. The median return of utility funds was -5.22% according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 4/30/2002)

Total Net Assets	$300,850,732

Number of Holdings	39

Beta*	0.80

P/E Ratio	13.4x

*As of 3/31/2002

What was the investment environment like during the six months?

During November, the markets were dealing with the aftermath of September 11 plus the continuing recession. The Federal Reserve Board cut interest rates after the terrorist attacks and utility stocks rallied. In an environment of declining rates, the yields on CDs, bank deposits and short-term bonds were not very competitive, so utilities became more attractive as investors sought income. The environment for energy merchants continued to deteriorate. Enron went bankrupt in early December, and shares of Enron’s competitors sold off sharply as well. Finally, the conditions for telephone and telecommunications stocks have been bleak. Long distance companies suffered terribly from wireless cannibalization and from competitive inroads from Bell operating companies. Wireless carriers are feeling the effects of weak economic growth and intense competitive pressures. The stocks performed poorly and remain weak.

What factors affected the fund’s performance?

The fund struggled over the six-month period. Traditional integrated utility stocks produced steady returns to the fund’s shareholders. Diversified utility stocks like TXU Corporation and Entergy also performed well.

Telecommunications stocks caused the major drag on performance. These stocks were depressed even before September 11. While there are no telecommunications stocks in the major utilities indexes, telephone companies have always been considered a part of the utility universe. Owning telecom stocks was a winning strategy for utilities funds for most of the 1990s, and many utility funds, including this one, increased holdings in these stocks in 1999 and 2000. In hindsight, the strategy did not work as well as we anticipated. Telecom stocks continue to lag and negatively affect the fund’s performance. While we believe the telecom stocks will eventually digest the excess capital investment of the late 1990s and become attractive investments again, this did not occur during the period.

TOP 5 INDUSTRIES
(as a percentage of 4/30/2002 net assets)

Electric Utilities	72.8%

Gas Utilities	9.1%

Multi-Utilities	5.9%

Diversified Telecommunications Services	5.8%

Wireless Telecommunications Services	1.5%

What types of investments had a positive impact on performance during the period?

One relatively large holding in the fund that contributed to performance was Dominion Resources Inc., a diversified utility holding company whose principal subsidiary is Virginia Power. We believe the company has an attractive and stable business mix. In addition, there is substantial insider ownership of stock and renewed investor confidence in the sustainability of the company’s earnings growth. In the last quarter, the stock appreciated approximately 15%. Another strong contributor to performance was Entergy Corporation, a major Southeastern electric company. Since we purchased the stock in early January, it appreciated approximately 15%. Another electric company, PPL Corporation, contributed to the fund’s performance with appreciation of about 12% since the fund bought the stock in December. This company has a very strong balance sheet and currently enjoys a good regulatory environment.

EVERGREEN
Utility and Telecommunications Fund
Portfolio Manager Interview

What types of investments detracted from the fund’s performance?

AT&T Wireless was a disappointing holding. The entire wireless sector was adversely affected by a couple of factors, including a cyclical downturn that is depressing subscriber growth and an intense competitive environment among the national carriers. As a result of this environment, it is very difficult for companies in the sector to control the cost of subscriber acquisition and keep margins up. Our position in AT&T Wireless declined almost 50% since we first purchased it in August 2001, and was since sold in early April 2002. The fund was also negatively affected by a position in the convertible debt of Nextel Communications, which was originally bought in the fourth quarter of 2000 and was just sold in April of 2002. This position declined in value by nearly 70% before it was sold. Nextel is also a wireless company, but it had some additional technology compatibility issues and a much more highly leveraged balance sheet than its competitors, which raised concerns about the company’s financial integrity. Convertible securities of American Tower and MediaOne Group (now AT&T Corp.) were also sold at substantial losses. These sales were made to realize losses and maximize the fund’s tax efficiency, to reduce the fund’s investment in companies that have substantial near-term risks and limited near-term potential, and to redeploy the capital into assets with better prospects.

TOP 10 HOLDINGS
(as a percentage of 4/30/2002 net assets)

FPL Group, Inc.	4.6%

Dominion Resources, Inc.	4.1%

El Paso Corp.	4.0%

Duke Energy Corp.	3.9%

Reliant Energy, Inc.	3.8%

Public Service Enterprise Group, Inc.	3.7%

Entergy Corp.	3.6%

Exelon Corp.	3.6%

Consolidated Edison, Inc.	3.2%

Mirant Trust I	3.2%

What strategies are you pursuing?

At the end of the six-month period, the portfolio was positioned with a significant underweighting in telecommunications because we do not expect the fundamentals of the industry to improve in the near future. We are about even with the index in the natural gas sector and are significantly overweighted in the electric utilities sector, which has had decent dividend yields. We plan to be selective about the electric utilities companies we include in the portfolio in order to filter out those with more operating risk than we prefer. The shift to reduce positions in the telecommunications sector and increase the weighting in the electric utilities sector caused a modest reduction in the fund’s yield, but potentially removed a lot of financial risk from the portfolio -- a trade-off we believe is strategically sound.

At the moment and for the foreseeable future, the portfolio is positioned conservatively. It has good dividend yields, relatively low multiples and somewhat low expectations for the stocks. As a result, we anticipate a low probability that the stocks will disappoint, given those expectations.

What is your outlook?

We believe the best scenario we can hope for is a moderate economic recovery. Historically, utilities have been one of the better-performing sectors going into an economic downturn, but not one of the leading sectors coming out of a downturn. Given that the recovery is unlikely to be extremely vigorous, and that the overall equity market continues to be fully valued, we feel utilities offer investors a compelling valuation and total return story. The expected return for utilities compares favorably with the overall expected returns for the entire equity market; and on a risk-adjusted basis, those returns may be even more compelling since utilities typically carry less than half the volatility of the typical equity. We do not anticipate any significant changes for the next six months, but will react to the unfolding environment and adjust the portfolio accordingly.

EVERGREEN
Utility and Telecommunications Fund
Portfolio Manager Interview

Currently, the fund is invested almost 100% domestically because the dollar has been extremely strong and has appreciated against most other foreign currencies. At some point, odds are good that the U.S. dollar will weaken, increasing the competitiveness within the U.S. markets and improving the attractiveness of foreign holdings. Should this occur, we would expect to modestly increase the foreign utility weighting in the portfolio going forward.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001	2000 (a)

CLASS A

Net asset value, beginning of period	$14.94	$16.21	$10.00

Income from investment operations

Net investment loss	(0.10)	(0.14)	(0.03)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.57)	(0.44)	11.64

Total from investment operations	(0.67)	(0.58)	11.61

Distributions to shareholders from

Net realized gains	0	(0.69)	(5.40)

Net asset value, end of period	$14.27	$14.94	$16.21

Total return*	(4.48%)	(3.52%)	124.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$34,218	$29,885	$9,334

Ratios to average net assets

Expenses‡	1.93%†	1.95%	1.75%†

Net investment loss	(1.31%)†	(1.31%)	(1.10%)†

Portfolio turnover rate	112%	214%	183%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001	2000 (a)

CLASS B

Net asset value, beginning of period	$14.69	$16.06	$10.00

Income from investment operations

Net investment income loss	(0.15)	(0.22)	(0.10)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.55)	(0.46)	11.56

Total from investment operations	(0.70)	(0.68)	11.46

Distributions to shareholders from

Net realized gains	0	(0.69)	(5.40)

Net asset value, end of period	$13.99	$14.69	$16.06

Total return*	(4.77%)	(4.21%)	122.37%

Ratios and supplemental data

Net assets, end of period (thousands)	$66,576	$57,931	$24,534

Ratios to average net assets

Expenses‡	2.67%†	2.70%	2.55%†

Net investment loss	(2.07%)†	(2.05%)	(1.78%)†

Portfolio turnover rate	112%	214%	183%

(a) For the period from December 22,1999 (commencement of class operations) to October 31, 2000.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001	2000 (a)

CLASS C

Net asset value, beginning of period	$14.68	$16.07	$10.00

Income from investment operations

Net investment loss	(0.15)	(0.22)	(0.04)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.55)	(0.48)	11.51

Total from investment operations	(0.70)	(0.70)	11.47

Distributions to shareholders from

Net realized gains	0	(0.69)	(5.40)

Net asset value, end of period	$13.98	$14.68	$16.07

Total return*	(4.77%)	(4.34%)	122.51%

Ratios and supplemental data

Net assets, end of period (thousands)	$32,530	$25,748	$5,831

Ratios to average net assets

Expenses‡	2.68%†	2.70%	2.47%†

Net investment loss	(2.07%)†	(2.08%)	(1.89%)†

Portfolio turnover rate	112%	214%	183%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001	2000 (a)

CLASS I **

Net asset value, beginning of period	$15.00	$16.24	$10.00

Income from investment operations

Net investment loss	(0.08)	(0.16)	(0.05)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.57)	(0.39)	11.69

Total from investment operations	(0.65)	(0.55)	11.64

Distributions to shareholders from

Net realized gains	0	(0.69)	(5.40)

Net asset value, end of period	$14.35	$15.00	$16.24

Total return	(4.33%)	(3.32%)	124.33%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,830	$1,714	$564

Ratios to average net assets

Expenses‡	1.67%†	1.69%	1.56%†

Net investment loss	(1.07%)†	(1.07%)	(0.78%)†

Portfolio turnover rate	112%	214%	183%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 (a) #

CLASS A

Net asset value, beginning of period	$6.30	$9.97	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.15)	(0.10)

Net realized and unrealized gains or losses on securities	(0.09)	(3.52)	0.07+

Total from investment operations	(0.16)	(3.67)	(0.03)

Net asset value, end of period	$6.14	$6.30	$9.97

Total return*	(2.54%)	(36.81%)	(0.30%)

Ratios and supplemental data

Net assets, end of period (thousands)	$7,515	$4,732	$4,645

Ratios to average net assets

Expenses‡	2.48%†	2.53%	1.72%†

Net investment loss	(2.16%)†	(1.96%)	(1.19%)†

Portfolio turnover rate	126%	368%	185%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 (a) #

CLASS B

Net asset value, beginning of period	$6.22	$9.90	$10.00

Income from investment operations

Net investment loss	(0.09)	(0.20)	(0.19)

Net realized and unrealized gains or losses on securities	(0.10)	(3.48)	0.09+

Total from investment operations	(0.19)	(3.68)	(0.10)

Net asset value, end of period	$6.03	$6.22	$9.90

Total return*	(3.05%)	(37.17%)	(1.00%)

Ratios and supplemental data

Net assets, end of period (thousands)	$4,295	$7,049	$7,664

Ratios to average net assets

Expenses‡	3.22%†	3.28%	2.49%†

Net investment loss	(2.88%)†	(2.72%)	(1.96%)†

Portfolio turnover rate	126%	368%	185%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

+ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Technology Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 (a) #

CLASS C

Net asset value, beginning of period	$6.22	$9.91	$10.00

Income from investment operations

Net investment loss	(0.09)	(0.20)	(0.15)

Net realized and unrealized gains or losses on securities	(0.11)	(3.49)	0.06+

Total from investment operations	(0.20)	(3.69)	(0.09)

Net asset value, end of period	$6.02	$6.22	$9.91

Total return*	(3.22%)	(37.24%)	(0.90%)

Ratios and supplemental data

Net assets, end of period (thousands)	$2,030	$1,902	$1,798

Ratios to average net assets

Expenses‡	3.23%†	3.28%	2.47%†

Net investment loss	(2.90%)†	(2.71%)	(1.88%)†

Portfolio turnover rate	126%	368%	185%

	Six Months Ended April 30, 2002 (Unaudited) #	Year Ended October 31,
		2001 #	2000 (a) #

CLASS I **

Net asset value, beginning of period	$6.34	$10.00	$10.00

Income from investment operations

Net investment loss	(0.06)	(0.13)	(0.10)

Net realized and unrealized gains or losses on securities	(0.10)	(3.53)	0.10+

Total from investment operations	(0.16)	(3.66)	0

Net asset value, end of period	$6.18	$6.34	$10.00

Total return	(2.52%)	(36.60%)	0.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$347	$371	$217

Ratios to average net assets

Expenses‡	2.23%†	2.30%	1.49%†

Net investment loss	(1.90%)†	(1.74%)	(0.99%)†

Portfolio turnover rate	126%	368%	185%

(a) For the period from December 22, 1999 (commencement of class operations) to October 31, 2000.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

+ The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales of fund shares and the amount of per share realized and unrealized gains or losses at such time.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Utility and Telecommunications Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31,		Year Ended July 31,
		2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS A

Net asset value, beginning of period	$8.66	$14.69	$13.96	$12.85	$11.76	$11.45	$10.57

Income from investment operations

Net investment income	0.13	0.40	0.09	0.35	0.42	0.43	0.25

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.70)	(5.00)	0.72	2.29	2.37	1.44	0.87

Total from investment operations	(0.57)	(4.60)	0.81	2.64	2.79	1.87	1.12

Distributions to shareholders from

Net investment income	(0.13)	(0.38)	(0.08)	(0.35)	(0.42)	(0.44)	(0.24)

Net realized gains	0	(1.05)	0	(1.18)	(1.28)	(1.12)	0

Total distributions to shareholders	(0.13)	(1.43)	(0.08)	(1.53)	(1.70)	(1.56)	(0.24)

Net asset value, end of period	$7.96	$8.66	$14.69	$13.96	$12.85	$11.76	$11.45

Total return*	(6.60%)	(34.00%)	5.76%	21.75%	26.05%	17.30%	10.72%

Ratios and supplemental data

Net assets, end of period (thousands)	$196,309	$218,603	$327,067	$299,675	$108,411	$95,300	$91,638

Ratios to average net assets

Expenses‡	1.12%†	1.10%	1.09%†	1.06%	1.03%	0.99%	1.00%†

Net investment income	3.14%†	3.21%	2.50%†	2.41%	3.60%	3.58%	3.85%†

Portfolio turnover rate	109%	83%	28%	66%	46%	62%	50%

	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31,		Year Ended July 31,
		2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS B

Net asset value, beginning of period	$8.67	$14.70	$13.97	$12.86	$11.76	$11.46	$10.58

Income from investment operations

Net investment income	0.10	0.29	0.06	0.24	0.34	0.34	0.20

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.71)	(4.97)	0.72	2.29	2.37	1.44	0.87

Total from investment operations	(0.61)	(4.68)	0.78	2.53	2.71	1.78	1.07

Distributions to shareholders from

Net investment income	(0.10)	(0.30)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)

Net realized gains	0	(1.05)	0	(1.18)	(1.28)	(1.12)	0

Total distributions to shareholders	(0.10)	(1.35)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)

Net asset value, end of period	$7.96	$8.67	$14.70	$13.97	$12.86	$11.76	$11.46

Total return*	(7.05%)	(34.47%)	5.56%	20.79%	25.23%	16.31%	10.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$93,172	$125,540	$157,985	$110,460	$54,839	$43,776	$36,738

Ratios to average net assets

Expenses‡	1.87%†	1.85%	1.84%†	1.80%	1.77%	1.74%	1.75%†

Net investment income	2.44%†	2.45%	1.71%†	1.76%	2.85%	2.82%	3.10%†

Portfolio turnover rate	109%	83%	28%	66%	46%	62%	50%

(a) For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

(b) For the seven months ended July 31, 1997. The fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

# Net investment income is based on average shares outstanding during the period.

* Excluding applicable sales charges

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Utility and Telecommunications Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31,		Year Ended July 31,
		2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS C

Net asset value, beginning of period	$8.67	$14.71	$13.98	$12.86	$11.76	$11.46	$10.58

Income from investment operations

Net investment income	0.10	0.29	0.06	0.24	0.34	0.34	0.20

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.70)	(4.98)	0.72	2.30	2.37	1.44	0.87

Total from investment operations	(0.60)	(4.69)	0.78	2.54	2.71	1.78	1.07

Distributions to shareholders from

Net investment income	(0.10)	(0.30)	(0.05)	(0.24)	(0.33)	(0.36)	(0.19)

Net realized gains	0	(1.05)	0	(1.18)	(1.28)	(1.12)	0

Total distributions to shareholders	(0.10)	(1.35)	(0.05)	(1.42)	(1.61)	(1.48)	(0.19)

Net asset value, end of period	$7.97	$8.67	$14.71	$13.98	$12.86	$11.76	$11.46

Total return*	(6.94%)	(34.52%)	5.55%	20.88%	25.23%	16.31%	10.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$10,497	$12,853	$14,497	$9,589	$879	$486	$379

Ratios to average net assets

Expenses‡	1.87%†	1.85%	1.84%†	1.82%	1.77%	1.74%	1.75%†

Net investment income	2.41%†	2.45%	1.71%†	1.77%	2.74%	2.82%	3.10%†

Portfolio turnover rate	109%	83%	28%	66%	46%	62%	50%

	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31,		Year Ended July 31,
		2001	2000 (a)	2000	1999	1998	1997 (b)

CLASS I **

Net asset value, beginning of period	$8.66	$14.69	$13.96	$12.86	$11.77	$11.46	$10.58

Income from investment operations

Net investment income	0.15	0.45	0.10	0.38	0.49	0.46	0.25

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(0.71)	(5.02)	0.71	2.28	2.33	1.45	0.88

Total from investment operations	(0.56)	(4.57)	0.81	2.66	2.82	1.91	1.13

Distributions to shareholders from

Net investment income	(0.14)	(0.41)	(0.08)	(0.38)	(0.45)	(0.48)	(0.25)

Net realized gains	0	(1.05)	0	(1.18)	(1.28)	(1.12)	0

Total distributions to shareholders	(0.14)	(1.46)	(0.08)	(1.56)	(1.73)	(1.60)	(0.25)

Net asset value, end of period	$7.96	$8.66	$14.69	$13.96	$12.86	$11.77	$11.46

Total return	(6.48%)	(33.84%)	5.82%	21.98%	26.35%	17.60%	10.85%

Ratios and supplemental data

Net assets, end of period (thousands)	$873	$1,135	$2,634	$2,630	$2,123	$1,695	$1,627

Ratios to average net assets

Expenses‡	0.87%†	0.84%	0.84%†	0.79%	0.77%	0.74%	0.74%†

Net investment income	3.42%†	3.46%	2.76%†	2.78%	3.92%	3.82%	4.06%†

Portfolio turnover rate	109%	83%	28%	66%	46%	62%	50%

(a) For the three months ended October 31, 2000. The fund changed its fiscal year end from July 31 to October 31, effective October 31, 2000.

(b) For the seven months ended July 31, 1997. The fund changed its fiscal year end from December 31 to July 31, effective July 31, 1997.

* Excluding applicable sales charges

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized

See Combined Notes to Financial Statements.

EVERGREEN
Health Care Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 102.2%
CONSUMER STAPLES - 2.7%
Food & Drug Retailing - 2.7%
CVS Corp.	100,000	$3,348,000
Duane Reade, Inc. *	10,000	317,500
3,665,500
HEALTH CARE - 96.0%
Biotechnology - 23.7%
Abgenix, Inc. *	60,000	846,600
Alkermes, Inc. *	15,000	302,100
Biogen, Inc. *	30,000	1,304,100
Cell Genesys, Inc. *	10,000	142,100
Cephalon, Inc. *	20,000	1,172,800
Charles River Laboratories International, Inc. *	30,000	898,500
Curis, Inc. *	57,500	80,500
Enzon, Inc. *	7,500	279,300
Epix Medical, Inc. *	50,000	658,000
Genentech, Inc. *	100,000	3,550,000
Genzyme Transgenics Corp. *	30,000	83,400
ICOS Corp. *	5,000	128,800
ILEX Oncology, Inc. *	175,000	2,868,250
ImClone Systems, Inc. *(p)	62,500	1,006,250
Immunex Corp. *	87,500	2,374,750
Immunogen, Inc. *	20,000	164,800
InterMune, Inc. *	37,500	1,003,125
Invitrogen Corp. *	140,000	4,855,200
Isis Pharmaceuticals, Inc. *	60,000	759,600
Medarex, Inc. *	146,100	1,481,454
MedImmune, Inc. *	10,000	334,000
Myriad Genetics, Inc. *	12,500	297,000
Neurocrine Biosciences, Inc. *	42,500	1,397,825
Progenics Pharmaceuticals, Inc. *	70,000	976,500
Protein Design Labs, Inc. *	30,000	538,800
QLT Phototherapeutics, Inc. *	30,000	410,100
Sangstat Medical Corp. *	3,700	86,210
Scios, Inc. *	50,000	1,546,500
Sicor, Inc. *	22,500	398,700
Tanox, Inc. *	13,000	155,467
Transkaryotic Therapies, Inc. *	20,000	797,200
Trimeris, Inc. *	15,000	719,250
Xoma, Ltd. *	100,000	373,000
31,990,181
Health Care Equipment & Supplies - 12.7%
Applera Corp. - Applied Biosystems Group	42,500	727,600
Applera Corp. - Celera Genomics *	7,452	116,549
ArthroCare Corp. *	40,000	640,800
Bausch & Lomb, Inc.	10,000	359,700
Biomet, Inc. *	20,000	564,600
Biosite, Inc. *	55,000	1,718,750
Boston Scientific Corp. *	25,000	623,000
C.R. Bard, Inc.	72,500	3,983,150
Conceptus, Inc. *	40,000	723,600
Disetronic Holdings AG *	1,000	524,158
DJ Orthopedics, Inc. *	29,600	253,376

EVERGREEN
Health Care Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Endocare, Inc. *	20,000	$383,800
Guidant Corp. *	10,000	376,000
Haemonetics Corp.	20,000	662,800
Inamed Corp. *	10,000	368,300
Inhale Therapeutic Systems, Inc. *	120,000	948,000
Nexmed, Inc. *(p)	40,000	150,400
Specialty Laboratories, Inc. *	60,000	534,000
Steris Corp. *	40,000	886,000
Thoratec Corp. *	60,000	492,600
TriPath Imaging, Inc. *	55,000	229,350
Ventana Medical Systems, Inc. *	38,600	876,992
Vivus, Inc. *(p)	25,000	155,750
Wilson Greatbatch Technologies, Inc. *	30,000	787,500
17,086,775
Health Care Providers & Services - 10.3%
Ameripath, Inc. *	20,000	540,000
Community Health Systems *	10,000	290,200
Covance, Inc. *	40,000	802,800
Coventry Health Care, Inc. *	15,000	472,500
Eclipsys Corp. *	60,000	960,660
First Health Group Corp. *	73,000	2,117,000
MedCath Corp. *	5,000	90,250
Medical Staffing Network Holdings *	45,000	1,090,800
PDI, Inc. *	77,000	1,324,400
Priority Healthcare Corp., Class B *	10,000	297,400
Quintiles Transnational Corp. *	60,000	852,000
Select Medical Corp. *	42,100	633,605
Serologicals Corp. *	80,000	1,640,800
Sybron Dental Specialties, Inc. *	30,000	591,000
Syncor International Corp. *	15,500	484,530
Triad Hospitals, Inc. *	25,000	1,050,000
Universal Health Services, Inc., Class B *	15,000	698,250
13,936,195
Pharmaceuticals - 49.3%
Abbott Laboratories	35,000	1,888,250
Adolor Corp. *	70,000	962,500
Allergan, Inc.	10,000	659,100
Altana AG *	7,200	406,953
American Pharmaceutical Partners, Inc. *	40,000	566,800
Amylin Pharmaceuticals, Inc. *	10,000	94,900
Astrazeneca Plc, ADR	30,000	1,396,500
AtheroGenics, Inc. *	10,000	80,900
Atrix Laboratories, Inc. *	25,000	599,000
Banyu Pharmaceutical Co., Ltd.	125,000	1,671,792
Barr Laboratories, Inc. *	10,000	666,500
BioMarin Pharmaceutical, Inc. *	60,000	361,800
Bradley Pharmaceuticals, Inc. *	110,000	1,427,800
Bristol-Myers Squibb Co.	175,000	5,040,000
Celgene Corp. *	30,000	593,400
Chugai Pharmaceutical Co., Ltd.	238,000	2,842,178
Cima Labs, Inc. *	157,500	3,145,275
Connetics Corp. *	80,000	959,200

EVERGREEN
Health Care Fund
Schedule of Investments (continued)
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Corvas International, Inc. *	32,000	$100,480
Elan Corp. Plc, ADR *	37,500	445,500
Endo Pharmaceuticals Holdings, Inc. *	30,000	347,100
GlaxoSmithKline Plc, ADR	80,000	3,844,000
H. Lundbeck A/S *	2,800	63,066
Impax Laboratories, Inc. *	40,000	276,000
Indevus Pharmaceuticals, Inc. *	45,000	307,350
IVAX Corp. *	185,000	2,183,000
Johnson & Johnson Co.	10,000	638,600
King Pharmaceuticals, Inc. *	10,000	313,400
Kos Pharmaceuticals, Inc. *(p)	17,500	455,000
Kosan Biosciences, Inc. *	4,000	32,000
Ligand Pharmaceuticals, Inc., Class B *	140,000	2,179,800
Merck & Co., Inc.	40,000	2,173,600
Merck KGaA	5,000	148,349
Millennium Pharmaceuticals, Inc. *	79,619	1,589,195
Mylan Laboratories, Inc.	35,000	926,800
Novartis AG	60,000	2,518,200
Noven Pharmaceuticals, Inc. *	30,000	602,700
OSI Pharmaceuticals, Inc. *	17,500	559,475
Perrigo Co. *	100,000	1,248,000
Pfizer, Inc.	100,000	3,635,000
Pharmacia Corp.	70,005	2,886,306
Roche Holdings AG	15,000	1,135,418
Schering-Plough Corp.	300,000	8,190,000
Sepracor, Inc. *	100,000	1,266,000
Serono SA, ADR *	10,000	198,500
Shire Pharmaceuticals Group, ADR *	20,000	444,000
Taisho Pharmaceutical Co.	70,000	1,128,022
Taro Pharmaceutical Industries, Ltd. *	30,000	658,380
Teva Pharmaceutical Industries, Ltd., ADR	15,000	840,150
UCB SA	10,000	364,682
United Therapeutics Corp. *(p)	30,000	359,700
Watson Pharmaceuticals, Inc. *	35,000	861,000
Yamanouchi Pharmaceutical Co., Ltd.	14,000	385,816
66,667,437
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Caliper Technologies Corp. *	21,500	226,393
MATERIALS - 3.3%
Chemicals - 3.3%
Akzo Nobel NV	20,000	859,209
Aventis, ADR	40,000	2,826,000
Millipore Corp.	20,000	799,000
4,484,209
Total Common Stocks		138,056,690
SHORT-TERM INVESTMENTS - 1.5%
MUTUAL FUND SHARES - 1.5%
Navigator Prime Portfolio (pp)	2,088,700	2,088,700
Total Investments - (cost $149,332,160) - 103.7%		140,145,390
Other Assets and Liabilities - (3.7%)		(4,991,591)
Net Assets - 100.0%		$135,153,799

See Combined Notes to Schedules of Investments.

EVERGREEN
Technology Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 2.8%
Internet & Catalog Retail - 1.7%
Expedia, Inc. *(p)	3,000	$242,508
Media - 1.1%
USA Networks, Inc. *(p)	5,000	149,550
FINANCIALS - 2.3%
Diversified Financials - 2.3%
Investment Technology Group *	7,000	322,000
INDUSTRIALS - 26.1%
Aerospace & Defense - 5.1%
Northrop Grumman Corp.	6,000	723,960
Commercial Services & Supplies - 21.0%
Amdocs, Ltd. *(p)	9,000	195,570
Certegy, Inc. *	9,000	349,200
ChoicePoint, Inc. *	11,000	609,840
Equifax, Inc.	16,000	437,120
First Data Corp. *	11,000	874,390
Fiserv, Inc. *	7,000	311,220
Pitney Bowes, Inc.	5,000	210,500
2,987,840
INFORMATION TECHNOLOGY - 58.5%
Communications Equipment - 10.3%
Brocade Communications Systems, Inc. *(p)	6,000	153,540
Cisco Systems, Inc. *	18,000	263,700
Emulex Corp. *(p)	6,000	173,940
Extreme Networks, Inc. *	18,000	161,820
Juniper Networks, Inc. *(p)	14,000	141,540
Nokia Corp., ADR	10,000	162,600
QUALCOMM, Inc. *	7,000	211,120
Scientific Atlanta, Inc. (p)	10,000	200,000
1,468,260
Computers & Peripherals - 13.3%
Dell Computer Corp. *	8,000	210,720
EMC Corp. *	15,000	137,100
International Business Machines Corp.	6,000	502,560
Lexmark International Group, Inc., Class A *	10,000	597,800
Network Appliance, Inc. *(p)	8,000	139,600
NVIDIA Corp. *	4,000	139,240
Sun Microsystems, Inc. *	20,000	163,600
1,890,620
Electronic Equipment & Instruments - 1.9%
Jabil Circuit, Inc. *	7,000	142,870
Sanmina Corp. *(p)	12,000	124,800
267,670

EVERGREEN
Technology Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 14.6%
Accenture, Ltd, Class A (p)	8,000	$171,520
Affiliated Computer Services, Inc., Class A *(p)	18,000	973,260
Electronic Data Systems Corp.	5,000	271,300
KPMG Consulting, Inc.	10,000	175,000
SunGard Data Systems, Inc. *	16,000	476,160
2,067,240
Semiconductor Equipment & Products - 14.8%
Analog Devices, Inc. *	4,000	147,840
Applied Materials, Inc.	8,000	194,560
Flextronics International, Ltd.	10,000	138,500
Genesis Microchip, Inc. *(p)	6,000	144,060
Integrated Device Technology, Inc. *	6,000	168,240
Intel Corp.	6,000	171,660
International Rectifier Corp. *	4,000	184,480
Intersil Holding Corp., Class A *(p)	7,000	187,950
Linear Technology Corp.	4,000	155,440
Microchip Technology, Inc. *	7,000	311,500
Micron Technology, Inc. *	6,000	142,200
Xilinx, Inc. *(p)	4,000	151,040
2,097,470
Software - 3.6%
BMC Software, Inc. *	10,000	144,600
Microsoft Corp. *	5,000	261,300
Oracle Corp. *	10,000	100,400
506,300
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 7.2%
L-3 Communications Holdings, Inc. *(p)	8,000	1,022,240
Total Common Stocks		13,745,658
SHORT-TERM INVESTMENTS - 30.3%
MUTUAL FUND SHARES - 30.3%
Evergreen Institutional U.S. Government Money Market Fund (o)	225,241	225,241
Navigator Prime Portfolio (pp)	4,078,224	4,078,224
Total Short-Term Investments		4,303,465
Total Investments - (cost $17,764,622) - 127.2%		18,049,123
Other Assets and Liabilities - (27.2%)		(3,861,162)
Net Assets - 100.0%		$14,187,961

See Combined Notes to Schedules of Investments.

EVERGREEN
Utility and Telecommunications Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 82.0%
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 5.8%
BellSouth Corp.	221,400	$6,719,490
SBC Communications, Inc.	123,261	3,828,486
Verizon Communications, Inc.	169,880	6,813,887
17,361,863
Wireless Telecommunications Services - 1.4%
BCE, Inc.	250,000	4,372,500
UTILITIES - 74.8%
Electric Utilities - 59.8%
Allegheny Energy, Inc.	200,000	8,384,000
American Electric Power Co., Inc.	200,000	9,160,000
Calpine Corp. *	800,000	8,800,000
Cinergy Corp.	200,000	7,106,000
Consolidated Edison, Inc. (p)	220,000	9,589,800
Constellation Energy Group, Inc.	250,000	7,980,000
Dominion Resources, Inc.	28,600	1,899,612
DTE Energy Co.	140,000	6,347,600
Entergy Corp.	237,000	10,996,800
Exelon Corp.	200,000	10,860,000
FirstEnergy Corp.	250,000	8,325,000
FPL Group, Inc.	220,000	13,967,801
Nisource, Inc. (p)	150,000	3,315,000
PG&E Corp. *	200,000	4,700,000
Pinnacle West Capital Corp.	200,000	8,764,000
PPL Corp.	250,000	9,527,500
Progress Energy, Inc.	170,400	8,842,056
Public Service Enterprise Group, Inc.	240,000	11,124,000
Reliant Energy, Inc.	450,000	11,421,000
Sempra Energy	161,800	4,133,990
TXU Corp.	150,000	8,163,000
Wisconsin Energy Corp. (p)	250,000	6,500,000
179,907,159
Gas Utilities - 9.1%
El Paso Corp.	300,000	12,000,000
Keyspan Corp.	98,600	3,480,580
Kinder Morgan, Inc.	190,000	9,197,900
Sempra Energy (p)	100,000	2,557,000
27,235,480
Multi-Utilities - 5.9%
Aquila, Inc. (p)	370,000	5,934,800
Dynegy, Inc., Class A	330,800	5,954,400
PNM Resources, Inc.	100,000	2,900,000
RGS Energy Group, Inc. (p)	75,000	2,976,000
17,765,200
Total Common Stocks		246,642,202

EVERGREEN
Utility and Telecommunications Fund
Schedule of Investments
April 30, 2002 (Unaudited)

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 13.0%
UTILITIES - 13.0%
Electric Utilities - 13.0%
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES	200,000	$12,454,000
Duke Energy Corp., 8.00%, 11/16/2004	58,000	1,434,340
Duke Energy Corp., 8.25%, 05/18/2004	455,000	11,734,450
Mirant Trust I, 6.25%, 10/01/2030	250,000	9,527,500
TXU Corp., 9.25%, 08/16/2002 PRIDES	140,800	4,014,208
Total Convertible Preferred Stocks		39,164,498
SHORT-TERM INVESTMENTS - 11.8%
MUTUAL FUND SHARES - 11.8%
Evergreen Institutional Money Market Fund (o)	15,181,455	15,181,455
Navigator Prime Portfolio (pp)	20,339,590	20,339,590
Total Short-Term Investments		35,521,045
Total Investments - (cost $307,492,810) - 106.8%		321,327,745
Other Assets and Liabilities - (6.8%)		(20,477,013)
Net Assets - 100.0%		$300,850,732

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
April 30, 2002 (Unaudited)

*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipt
PIES	Premium Income Exchangeable Securities
PRIDES	Preferred Redeemable Increased Dividend Equity Securities

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Assets and Liabilities
April 30, 2002 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Assets
Identified cost of securities	$149,332,160	$17,764,622	$307,492,810
Net unrealized gains or losses on securities	(9,186,770)	284,501	13,834,935

Market value of securities	140,145,390	18,049,123	321,327,745
Receivable for securities sold	0	336,921	0
Receivable for Fund shares sold	347,809	10,388	57,995
Dividends and interest receivable	119,654	706	861,985
Receivable from investment advisor	0	0	135,961
Prepaid expenses and other assets	80,187	42,429	81,273

Total assets	140,693,040	18,439,567	322,464,959

Liabilities
Distributions payable	0	0	730,667
Payable for securities purchased	530,298	140,200	0
Payable for Fund shares redeemed	50,437	20,483	262,714
Payable for securities on loan	2,088,700	4,078,224	20,339,590
Due to custodian bank	2,839,688	0	0
Advisory fee payable	3,549	361	0
Distribution Plan expenses payable	2,934	108	4,220
Due to other related parties	328	38	817
Accrued expenses and other liabilities	23,307	12,192	276,219

Total liabilities	5,539,241	4,251,606	21,614,227

Net assets	$135,153,799	$14,187,961	$300,850,732

Net assets represented by
Paid-in capital	$139,266,257	$22,865,576	$461,924,776
Undistributed (overdistributed) net investment income (loss)	(1,228,228)	(197,929)	37,677
Accumulated net realized gains or losses on securities and foreign currency related transactions	6,300,958	(8,764,187)	(174,946,656)
Net unrealized gains or losses on securities and foreign currency related transactions	(9,185,188)	284,501	13,834,935

Total net assets	$135,153,799	$14,187,961	$300,850,732

Net assets consists of
Class A	$34,217,948	$7,515,139	$196,309,330
Class B	66,576,227	4,295,411	93,171,889
Class C	32,529,796	2,030,476	10,496,949
Class I	1,829,828	346,935	872,564

Total net assets	$135,153,799	$14,187,961	$300,850,732

Shares outstanding
Class A	2,397,869	1,224,746	24,670,479
Class B	4,758,116	712,012	11,701,722
Class C	2,326,408	337,155	1,317,386
Class I	127,471	56,139	109,627

Net asset value per share
Class A	$14.27	$6.14	$7.96
Class A -- Offering price (based on sales charge of 5.75%)	$15.14	$6.51	$8.45
Class B	$13.99	$6.03	$7.96
Class C	$13.98	$6.02	$7.97
Class I	$14.35	$6.18	$7.96

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Operations
Six Months Ended April 30, 2002 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Investment income
Dividends (net of foreign withholding taxes of $26,949, $355, and $2,561, respectively)	$391,922	$18,647	$6,212,361
Interest	4,993	6,591	806,757

Total investment income	396,915	25,238	7,019,118

Expenses
Advisory fee	624,569	72,877	688,723
Distribution Plan expenses
Class A	41,010	7,465	255,726
Class B	329,171	34,129	553,692
Class C	154,802	10,947	58,349
Administrative services fees	65,744	7,671	163,982
Transfer agent fee	290,346	37,022	1,101,960
Trustees’ fees and expenses	1,521	140	3,350
Printing and postage expenses	6,168	2,196	134,297
Custodian fee	23,425	2,908	55,154
Registration and filing fees	68,186	40,534	65,100
Professional fees	7,190	6,030	16,891
Interest expense	3,486	0	0
Other	10,226	1,355	11,636

Total expenses	1,625,844	223,274	3,108,860
Less: Expense reductions	(701)	(107)	(1,970)
Fee waivers and expense reimbursement	0	0	(812,481)

Net expenses	1,625,143	223,167	2,294,409

Net investment income (loss)	(1,228,228)	(197,929)	4,724,709

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	9,030,039	85,031	(136,060,696)
Foreign currency related transactions	(11,076)	0	0

Net realized gains or losses on securities and foreign currency related transactions	9,018,963	85,031	(136,060,696)

Net change in unrealized gains or losses on securities and foreign currency related transactions	(15,571,344)	(387,662)	107,819,828

Net realized and unrealized losses on securities and foreign currency related transactions	(6,552,381)	(302,631)	(28,240,868)

Net decrease in net assets resulting from operations	$(7,780,609)	$(500,560)	$(23,516,159)

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Six Months Ended April 30, 2002 (Unaudited)

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Operations
Net investment income (loss)	$(1,228,228)	$(197,929)	$4,724,709
Net realized gains or losses on securities and foreign currency related transactions	9,018,963	85,031	(136,060,696)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(15,571,344)	(387,662)	107,819,828

Net decrease in net assets resulting from operations	(7,780,609)	(500,560)	(23,516,159)

Distributions to shareholders
Net investment income
Class A	0	0	(3,253,898)
Class B	0	0	(1,338,280)
Class C	0	0	(141,826)
Class I	0	0	(16,538)

Total distributions to shareholders	0	0	(4,750,542)

Capital share transactions
Proceeds from shares sold	45,573,577	2,851,095	8,237,019
Net asset value of shares issued in reinvestment of distributions	0	0	3,618,537
Payment for shares redeemed	(17,917,013)	(2,216,999)	(40,869,677)

Net increase (decrease) in net assets resulting from capital share transactions	27,656,564	634,096	(29,014,121)

Total increase (decrease) in net assets	19,875,955	133,536	(57,280,822)
Net assets
Beginning of period	115,277,844	14,054,425	358,131,554
End of period	$135,153,799	$14,187,961	$300,850,732

Undistributed (overdistributed) net investment income (loss)	$(1,228,228)	$(197,929)	$37,677

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Statements of Changes in Net Assets
Year Ended October 31, 2001

	Health Care Fund	Technology Fund	Utility and Telecommunications Fund

Operations
Net investment income (loss)	$(1,557,100)	$(363,142)	$13,772,117
Net realized losses on securities and foreign currency related transactions	(2,621,132)	(7,649,499)	(38,797,717)
Net change in unrealized gains or losses on securities and foreign currency related transactions	3,408,814	1,292,543	(163,341,821)

Net decrease in net assets resulting from operations	(769,418)	(6,720,098)	(188,367,421)

Distributions to shareholders
Net investment income
Class A	0	0	(9,564,985)
Class B	0	0	(4,202,437)
Class C	0	0	(417,524)
Class I*	0	0	(65,774)
Net realized gains
Class A	(508,777)	0	(23,550,373)
Class B	(1,227,836)	0	(11,774,351)
Class C	(502,183)	0	(1,109,210)
Class I*	(27,955)	0	(170,872)

Total distributions to shareholders	(2,266,751)	0	(50,855,526)

Capital share transactions
Proceeds from shares sold	98,520,019	11,132,238	122,409,162
Net asset value of shares issued in reinvestment of distributions	2,213,389	0	46,826,389
Payment for shares redeemed	(22,682,149)	(4,681,277)	(74,064,512)

Net increase in net assets resulting from capital share transactions	78,051,259	6,450,961	95,171,039

Total increase (decrease) in net assets	75,015,090	(269,137)	(144,051,908)
Net assets
Beginning of period	40,262,754	14,323,562	502,183,462

End of period	$115,277,844	$14,054,425	$358,131,554

Undistributed net investment income	$0	$0	$63,510

*Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Sector Funds consist of Evergreen Health Care Fund (“Health Care Fund”), Evergreen Technology Fund (“Technology Fund”) and Evergreen Utility and Telecommunications Fund (“Utility and Telecommunications Fund”), (collectively the “Funds”). Health Care Fund and Technology Fund are each a non-diversified series and Utility and Telecommunications Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Effective at the close of business on May 11, 2001, Class Y shares of the Funds were renamed Class I. This did not change the fee and expense structure of the Class Y shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Foreign Currency Contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited) (continued)

are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

D. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Funds and is paid a management fee that is calculated and paid daily an annual rate of each Fund’s average net assets as identified below.

Management Fee Rate

Health Care Fund	0.95%
Technology Fund	0.95%
Utility and Telecommunications Fund	0.42%

During the six months ended April 30, 2002, the amount of investment advisory fees waived was $688,723, and the amount of expenses reimbursed was $123,758 for the Utility and Telecommunications Fund. The total combined impact to the Fund’s expense ratio represented as a percentage of its average net assets was 0.50%.

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

The Funds have placed a portion of their portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended April 30, 2002, the Funds incurred brokerage commissions as follows:

First Union Securities, Inc.

Health Care Fund	$50,735
Technology Fund	9,460
Utility and Telecommunications Fund	105,856

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees for each class are calculated and paid daily. These fees are 0.25% for Class A and 1.00% for Class B and Class C.

5. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class I. Transactions in shares of the Funds were as follows:

Health Care Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	839,076	$12,899,148	1,816,138	$26,751,889
Automatic conversion of Class B shares to Class A shares	251,817	3,889,017	14,726	212,539
Shares issued in reinvestment of distributions	0	0	33,533	497,627
Shares redeemed	(693,802)	(10,339,678)	(439,446)	(6,156,883)

Net increase	397,091	6,448,487	1,424,951	21,305,172

Class B
Shares sold	1,398,126	21,070,508	3,215,139	45,877,372
Automatic conversion of Class B shares to Class A shares	(256,626)	(3,889,017)	(14,915)	(212,539)
Shares issued in reinvestment of distributions	0	0	81,534	1,198,545
Shares redeemed	(325,721)	(4,870,579)	(866,593)	(12,110,080)

Net increase	815,779	12,310,912	2,415,165	34,753,298

Class C
Shares sold	710,989	10,748,644	1,606,739	23,695,638
Shares issued in reinvestment of distributions	0	0	33,286	489,304
Shares redeemed	(138,001)	(2,057,900)	(249,514)	(3,426,382)

Net increase	572,988	8,690,744	1,390,511	20,758,560

Class I
Shares sold	55,120	855,277	144,056	2,195,120
Shares issued in reinvestment of distributions	0	0	1,877	27,913
Shares redeemed	(41,880)	(648,856)	(66,443)	(988,804)

Net increase	13,240	206,421	79,490	1,234,229

Net increase		$27,656,564		$78,051,259

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited) (continued)

Technology Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	174,263	$1,195,775	525,998	$3,963,208
Automatic conversion of Class B shares to Class A shares	476,544	3,307,247	8,124	60,414
Shares redeemed	(176,574)	(1,186,834)	(249,276)	(1,847,347)

Net increase	474,233	3,316,188	284,846	2,176,275

Class B
Shares sold	141,273	939,462	500,381	3,945,405
Automatic conversion of Class B shares to Class A shares	(484,216)	(3,307,247)	(8,215)	(60,414)
Shares redeemed	(78,473)	(513,320)	(132,567)	(954,242)

Net increase (decrease)	(421,416)	(2,881,105)	359,599	2,930,749

Class C
Shares sold	94,823	638,400	313,202	2,420,250
Shares redeemed	(63,616)	(418,440)	(188,676)	(1,371,283)

Net increase	31,207	219,960	124,526	1,048,967

Class I
Shares sold	11,478	77,458	98,915	803,375
Shares redeemed	(13,880)	(98,405)	(62,102)	(508,405)

Net increase (decrease)	(2,402)	(20,947)	36,813	294,970

Net increase		634,096		6,450,961

Utility and Telecommunications Fund

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	353,861	$2,950,367	3,476,218	$41,809,028
Automatic conversion of Class B shares to Class A shares	1,392,418	11,531,780	154,818	1,838,385
Shares issued in reinvestment of distributions	293,679	2,423,628	2,438,930	30,039,794
Shares redeemed	(2,604,836)	(21,455,232)	(3,096,166)	(35,237,795)

Net increase (decrease)	(564,878)	(4,549,457)	2,973,800	38,449,412

Class B
Shares sold	434,515	3,628,515	5,495,129	68,833,841
Automatic conversion of Class B shares to Class A shares	(1,392,338)	(11,531,780)	(154,779)	(1,838,385)
Shares issued in reinvestment of distributions	130,886	1,081,449	1,235,959	15,219,138
Shares redeemed	(1,955,249)	(16,135,512)	(2,839,892)	(31,582,384)

Net increase (decrease)	(2,782,186)	(22,957,328)	3,736,417	50,632,210

Class C
Shares sold	194,242	1,629,748	928,204	11,380,355
Shares issued in reinvestment of distributions	12,865	106,537	111,356	1,370,447
Shares redeemed	(371,443)	(3,064,786)	(543,217)	(6,108,394)

Net increase (decrease)	(164,336)	(1,328,501)	496,343	6,642,408

Class I
Shares sold	3,558	28,389	31,167	385,938
Shares issued in reinvestment of distributions	838	6,923	15,635	197,010
Shares redeemed	(25,738)	(214,147)	(95,123)	(1,135,939)

Net decrease	(21,342)	(178,835)	(48,321)	(552,991)

Net increase (decrease)		($29,014,121)		$95,171,039

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited) (continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended April 30, 2002:

	Cost of Purchases	Proceeds from Sales

Health Care Fund	$178,534,922	$147,689,798
Technology Fund	19,226,459	18,282,789
Utility and Telecommunications Fund	333,500,515	329,343,530

Each Fund loaned securities during the six months ended April 30, 2002 to certain brokers. At April 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) were as follows:

	Value of Securities	Value of Collateral On Loan	Security Lending Income Earned

Health Care Fund	$2,051,228	$2,088,700	$16,581
Technology Fund	4,102,814	4,259,856	1,277
Utility and Telecommunications Fund	19,406,958	20,339,590	69,075

On April 30, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Health Care Fund	$149,332,160	$7,939,631	$(17,126,401)	$(9,186,770)
Technology Fund	17,764,622	1,529,179	(1,244,678)	284,501
Utility and Telecommunications Fund	307,492,810	21,395,250	(7,560,315)	13,834,935

As of October 31, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital Loss Carryover	Expiration
		2008	2009

Health Care Fund	$708,993	$0	$708,993
Technology Fund	8,669,069	820,548	7,848,521
Utility and Telecommunications Fund	31,146,429	0	31,146,429

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Health Care Fund	$701	0.00%
Technology Fund	107	0.00%
Utility and Telecommunications Fund	1,970	0.00%

EVERGREEN
Sector Funds
Combined Notes to Financial Statements (Unaudited) (continued)

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended April 30, 2002, Health Care Fund had average borrowings outstanding of $265,481 at a rate of 2.61% and paid interest of $3,486, which represents 0.01% of the Fund’s average net assets on an annualized basis.

10. CONCENTRATION OF RISK

Investment in a Fund that concentrates its investments in a single sector or industry entails greater risks than an investment in a Fund that invests its assets in numerous sectors or industries. The Fund may be vulnerable to any development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund’s shares may fluctuate more widely in value than those of a Fund investing in a number of different sectors or industries.

11. SUBSEQUENT DISTRIBUTIONS TO SHAREHOLDERS

On May 31, 2002, the Utility and Telecommunications Fund declared the following distributions from net investment income to shareholders of record on May 30, 2002, payable June 3, 2002.

Class A	$0.0174
Class B	$0.0127
Class C	$0.0127
Class I	$0.0191

These distributions are not reflected in the accompanying financial statements.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities.

The Funds did not hold any fixed-income securities requiring amortization or accretion as of October 31, 2001, and as a result there is no cumulative effect of adopting the new accounting policy. There is also no impact to current year financial statements.

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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555032 6/2002

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Boston, MA 02116-5034